Exhibit 10.1

AMENDMENT NO. 1 TO

EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into this 10th day of March, 2005, to be effective as of January 1, 2005, by and between ABC BANCORP, a Georgia corporation (“Employer”), and EDWIN W. HORTMAN, JR., an individual resident of the State of Georgia (“Executive”).

WITNESSETH:

WHEREAS, Employer and Executive have entered into that certain Executive Employment Agreement dated as of December 31, 2003 (the “Agreement”); and

WHEREAS, Employer and Executive wish to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the parties hereto do hereby agree as follows:

SECTION 1. Amendments to Agreement. The Agreement is hereby amended as follows:

(a) Section 1 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“1. Employment. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Executive as its President and Chief Executive Officer, and Executive hereby accepts such employment.”

(b) The first sentence of Section 2 of the Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“Executive agrees to serve as the President and Chief Executive Officer of Employer as set forth in Section 1 hereof and to perform such duties as may reasonably be assigned to him by the Board of Directors (the “Board”) of Employer; provided, however, that such duties shall be of the same character as those generally associated with the office held by Executive.”

(c) The first sentence of Section 4(A) of the Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“Executive shall receive an annual salary of Two Hundred Fifty Thousand Dollars ($250,000.00) (“Base Compensation”) payable at regular intervals in accordance with Employer’s normal payroll practices now or hereafter in effect.”

SECTION 2. Representations, Warranties and Acknowledgements. Each party hereto represents, warrants and acknowledges to the other party hereto that (a) no interest in the Agreement has been sold, hypothecated, assigned or otherwise transferred by such party, and there are no defaults by such party under the Agreement as of the date hereof; and (b) except as otherwise expressly set forth herein, such party did not rely and has not relied upon any representation, warranty, acknowledgement or statement made by such other party or by any of such other party’s agents, representatives or attorneys with regard to the subject matter, basis or effect of this Amendment.

SECTION 3. Effect on Agreement. Except as otherwise specifically provided herein, the Agreement shall not be amended and shall remain in full force and effect.

SECTION 4. Binding Effect; Headings. The covenants contained herein shall bind, and the benefits hereof shall inure to, the respective heirs, personal representatives, successors and permitted assigns, as the case may be, of the parties hereto. The Section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

SECTION 5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to the conflicts of laws principles thereof.

SECTION 6. Counterparts. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, Executive has executed and delivered this Amendment, and Employer has caused this Amendment to be executed and delivered by its duly authorized officer, all as of the day and year first above written.

/s/ Edwin W. Hortman, Jr.
EDWIN W. HORTMAN, JR.

ABC BANCORP

By:	/s/ Cindi H. Lewis
Executive Vice President and Corporate Secretary

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